UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005

INFINITY, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-17204	84-1070066
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

950 Seventeenth Street, Suite 800
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 932-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 8.01. Other Events	2

Item 9.01. Financial Statements and Exhibits	2

Signature

Item 8.01.	Other Events.

     On June 27, 2005, Infinity, Inc. (“Infinity”) announced operational information clarifying a previous release. A copy of Infinity’s press release is filed herewith as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibit 99.1. Press Release, dated June 27, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: June 27, 2005

Infinity, Inc.
By:	/s/ James A. Tuell
James A. Tuell
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1.	Press Release, dated June 27, 2005.